                                                                    EXHIBIT 10.5


                          FOURTH AMENDED AND RESTATED
                        SHAREHOLDERS' RIGHTS AGREEMENT


     This Fourth Amended and Restated Shareholders' Rights Agreement (this "Agreement") is made and entered into as of December 16, 1997 by and among Tut Systems, Inc., a California corporation (the "Company"), and the shareholders of the Company set forth on Exhibits A, B, C, D and E hereto (each individually a "Shareholder" and collectively, the "Shareholders").

     WHEREAS, the Company and the Shareholders set forth on Exhibits A, B, C and D are parties to that certain Third Amended and Restated Shareholders' Rights Agreement dated as of July 1, 1996 (the "Third Amended and Restated Shareholders' Rights Agreement") providing for, among other things, certain registration rights, rights to financial information and rights of first refusal;

     WHEREAS, the Company and at least a majority of the Shareholders have agreed to amend and restate the Third Amended and Restated Shareholders' Rights Agreement to reflect the sale and issuance by the Company of shares of Series G Preferred Stock to the shareholders set forth on Exhibit E hereto;

     NOW, THEREFORE, THE THIRD AMENDED AND RESTATED SHAREHOLDERS' RIGHTS AGREEMENT IS HEREBY AMENDED AND RESTATED IN ITS ENTIRETY AS FOLLOWS:

     1.   DEFINITIONS.  For purposes of this Agreement:
          -----------

          (a)  Registration.  The terms "register," "registered," and
               ------------              --------    ----------
"registration" refer to a registration effected by preparing and filing a
-------------
registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement.

          (b)  Registrable Securities.  The term "Registrable Securities" means:
               ----------------------             ----------------------
(1) all the shares of Common Stock of the Company issued or issuable upon the conversion of any shares of Series A Preferred, Series B Preferred, Series C Preferred, Series D Preferred, Series E Preferred, Series F Preferred and Series G Preferred held by the Shareholders, (2) any shares of Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of shares of Common Stock described in clause (1) of this subsection (b); excluding however, any
                                                ---------
Registrable Securities sold by a person in a transaction in which rights under
Section 3 are not assigned in accordance with this Agreement or any Registrable Securities sold to the public or sold pursuant to Rule 144 promulgated under the Securities Act.

          (c)  Registrable Securities Then Outstanding.  The number of shares of
               ---------------------------------------
"Registrable Securities then outstanding" shall mean the number of shares of
 ---------------------------------------
Common Stock which are Registrable Securities and (1) are then issued and outstanding or (2) are then issuable pursuant to the exercise or conversion of then outstanding and then exercisable options, warrants or convertible securities.

          (d)  Holder.  For purposes of Section 3, the term "Holder" means any
               ------                                        ------
person owning of record Registrable Securities that have not been sold to the public or pursuant to Rule 144 promulgated under the Securities Act or any assignee of record of such Registrable Securities to whom rights under Section 3 have been duly assigned in accordance with this Agreement; provided, however,
                                                           --------  -------
that for purposes of this Agreement, a record holder of shares of Series A Preferred, Series B Preferred, Series C Preferred, Series D Preferred, Series E Preferred, Series F Preferred or Series G Preferred convertible into such Registrable Securities shall be deemed to be the Holder of such Registrable Securities; and provided, further, that the Company shall in no event be
                --------  -------
obligated to register shares of Series A Preferred, Series B Preferred, Series C Preferred, Series D Preferred, Series E Preferred, Series F Preferred or Series G Preferred or options or warrants to acquire Common Stock, and that Holders of Registrable Securities will not be required to convert their shares of Series A Preferred, Series B Preferred, Series C Preferred, Series D Preferred, Series E Preferred, Series F Preferred or Series G Preferred into Common Stock or exercise any options or warrants in order to exercise the registration rights granted hereunder, until immediately before the closing of the offering to which the registration relates.

          (e)  Form S-3.  The term "Form S-3" means such form under the
               --------             --------
Securities Act as is in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

          (f)  SEC.  The term "SEC" or "Commission" means the U.S. Securities
               ---             ---      ----------
and Exchange Commission.

          (g)  Securities Act.  The term "Securities Act" means the Securities
               --------------             --------------
Act of 1933, as amended.

          (h)  Exchange Act.  The term "Exchange Act" means the Securities
               ------------             ------------
Exchange Act of 1934, as amended.

      2.  INFORMATION RIGHTS.
          ------------------

          2.1  Financial Information.  The Company agrees that so long as a
               ---------------------
Shareholder (together with any affiliated holder) is a holder of shares of Preferred Stock, convertible into 100,000 or more shares of Common Stock ("Conversion Stock") or a holder of 100,000 or more shares of the

Conversion Stock, or any combination thereof totaling 100,000 or more shares (adjusted for stock dividends, stock splits, combinations and recapitalizations), the Company will:

          (a)  Annual Reports.  Furnish to such Shareholder, as soon as
               --------------
practicable and in any event within 120 days after the end of each fiscal year, a consolidated Balance Sheet as of the end of such fiscal year, and a consolidated Statement of Income and a consolidated Statement of Cash Flows of the Company and its subsidiaries for such year, setting forth in each case in comparative form the figures from the Company's previous fiscal year (if any), all prepared in accordance with generally accepted accounting principles and practices and audited by one of the "Big Four" independent certified public accounting firms selected by the Company;

          (b)  Quarterly Reports.  Furnish to such Shareholder, as soon as
               -----------------
practicable and in any event within 45 days after the end of each fiscal quarter of the Company (except the last quarter of the Company's fiscal year), quarterly unaudited consolidated financial statements, including an unaudited consolidated Balance Sheet, an unaudited consolidated Statement of Income and an unaudited Statement of Cash Flows;

          (c)  Inspection Rights.  Permit such Shareholder, at such
               -----------------
Shareholder's expense and upon reasonable notice, to visit and inspect the Company's properties, to examine its books of account and records and to discuss the Company's affairs, finances and accounts with its officers as may be reasonably requested by Purchaser.

          2.2  Termination of Certain Rights.  The Company's obligations under
               -----------------------------
Section 2.1 shall terminate upon the earliest of (i) the closing of the Company's initial public offering of Common Stock pursuant to a registration statement filed with and declared effective by the SEC under the Securities Act (the "Company's Initial Public Registration"), or (ii) acquisition (by merger,
      -------------------------------------
consolidation or otherwise) of the Company where the surviving entity is subject to the reporting requirements of the Exchange Act.

      3.  REGISTRATION RIGHTS.
          -------------------

          3.1  Piggyback Registrations.  The Company shall notify all Holders of
               -----------------------
Registrable Securities in writing at least twenty (20) days prior to filing any registration statement under the Securities Act for purposes of effecting a public offering of securities of the Company (other than any registration statement relating to any registration under Section 3.2 of this Agreement or to any employee benefit plan or a corporate reorganization) and will afford each such Holder an opportunity to include in such registration statement all or any part of the Registrable Securities then held by such Holder. Each Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by such Holder shall, within twenty (20) days after receipt of the above-described notice from the Company, so notify the Company in writing, and in such notice shall inform the Company of the number of Registrable Securities such Holder wishes to include in such registration statement. If a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

          (a)  Underwriting.  If a registration statement under which the
                ------------
Company gives notice under this Section 3.1 is for an underwritten offering, then the Company shall so advise the Holders of Registrable Securities. In such event, the right of any such Holder's Registrable Securities to be included in a registration pursuant to this Section 3.1 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the managing underwriter or underwriter(s) selected for such underwriting. Notwithstanding any other provision of this Agreement, if the managing underwriter determine(s) in good faith that marketing factors require a limitation of the number of shares to be underwritten, then the managing underwriter(s) may exclude shares (including Registrable Securities) from the registration and the underwriting, and the number of shares that may be included in the registration and the underwriting shall be allocated, first, to the
                                                             -----
Company, and second, to each of the Holders requesting inclusion of their
             ------
Registrable Securities in such registration statement on a pro rata basis based on the total number of Registrable Securities then held by each such Holder, provided that although shares of Registrable Securities may be excluded entirely from the Company's initial public offering, the shares of Registrable Securities may not be limited to less than twenty-five percent (25%) of any subsequent public offering. In the event that Registrable Securities are included in the Company's initial public offering, the holders of Common Stock issued upon conversion of the Series A Preferred Stock shall be entitled to sell not less than twenty (20%), the holders of Common Stock issued upon conversion of the Series B, Series C, Series D, Series E, Series F and Series G Preferred Stock shall be entitled to sell not less than eighty (80%) of the total number of Registrable Securities to be included in such registration statement, provided that within each such group the allocation shall be made based upon the number of shares of Registrable Securities held by such holder. In the event that Registrable Securities are included in any offering after the Company's initial public offering, the participation shall be allocated among all holders based upon the number of shares of Registrable Securities held by such holder. To facilitate allocation of the Shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest 100 shares. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter, delivered at least ten (10) business days prior to the effective date of the registration statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration. For any Holder which is a partnership or corporation, the partners, retired partners and shareholders of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "Holder", and any pro rata reduction with respect to such "Holder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "Holder", as defined in this sentence.

               (b)  Expenses.  All expenses incurred in connection with a
                    --------
registration pursuant to this Section 3.1 (excluding underwriters' and brokers' discounts and commissions), including, without limitation all federal and "blue sky" registration and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company and reasonable fees and disbursements of one counsel for the selling Holders (not to exceed $20,000) shall be borne by the Company.

          3.2  Form S-3 Registration.  In case the Company shall receive from
               ---------------------
any Holder or Holders of Registrable Securities then outstanding a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, provided the number of shares requested to be sold would have an aggregate price to the public of at least $1,000,000, then the Company will:

               (a)  Notice.  Promptly give written notice of the proposed
                    ------
registration and the Holder's or Holders' request therefor, and any related qualification or compliance, to all other Holders of Registrable Securities; and

               (b)  Registration.  As soon as practicable, effect such
                    ------------
registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within twenty (20) days after receipt of such written notice from the Company; provided, however, that the Company shall not be
                         --------  -------
obligated to effect any such registration, qualification or compliance pursuant to this Section 3.2:

                    (i) if Form S-3 is not available for such offering by the Holders;

                    (ii) if the Company shall furnish to the Holders a certificate signed by the President or Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement no more than once during any twelve (12) month period for a period of not more than ninety (90) days after receipt of the request of the Holder or Holders under this Section 3.2;

                    (iii) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance; or

                    (iv) on more than two (2) occasions in any twelve (12) month period.

Subject to the foregoing, the Company shall file a Form S-3 registration statement covering the Registrable Securities and other securities so requested to be registered pursuant to this Section 3.2 as soon as practicable after receipt of the request or requests of the Holders for such registration.

               (c)  Expenses.  All expenses incurred in connection with a
                    --------
registration pursuant to this Section 3.2 (excluding underwriters' and brokers' discounts and commissions), including, without limitation all federal and "blue sky" registration and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company and reasonable fees and disbursements of one counsel for the selling Holders (not to exceed $20,000) shall be borne by the Company.

          3.3  Obligations of the Company.  Whenever required to effect the
               --------------------------
registration of any Registrable Securities under this Agreement, the Company shall, as expeditiously as reasonably possible:

               (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to 120 days.

               (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

               (c) Furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of the Registrable Securities owned by them that are included in such registration.

               (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

               (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

               (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

               (g) Furnish, at the request of any Holder requesting registration of Registrable Securities, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering addressed to the underwriters, if any, and if there are no underwriters, to the Holders requesting registration of Registrable Securities and (ii) a "comfort" letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering addressed to the underwriters, if any, and if there are no underwriters, to the Holders requesting registration of Registrable Securities.

          3.4  Furnish Information.  It shall be a condition precedent to the
               -------------------
obligations of the Company to take any action pursuant to Sections 3.1 or 3.2 that the selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them, and the intended method of disposition of such securities as shall be required to timely effect the registration of their Registrable Securities.

          3.5  Indemnification.  In the event any Registrable Securities are
               ---------------
included in a registration statement under Sections 3.1 or 3.2.

               (a)  By the Company.  To the extent permitted by law, the
                    --------------
Company will indemnify and hold harmless each Holder, the partners, officers and directors of each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"):

                    (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto;

                    (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or

                    (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any federal or state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any federal or state securities law in connection with the offering covered by such registration statement;

and the Company will reimburse each such Holder, partner, officer or director, underwriter or controlling person for any legal or other expenses reasonably incurred by them, as incurred, in connection with investigating or defending any such loss, claim, damage, liability or action; provided however, that the
                                               -------- -------
indemnity agreement contained in this subsection 3.5(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, partner, officer, director, underwriter or controlling person of such Holder.

               (b)  By Selling Holders.  To the extent permitted by law, each
                    ------------------
selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter (as defined in the Securities Act) and any other Holder selling securities under such registration statement or any of such other Holder's partners, directors or officers or any person who controls such underwriter or other Holder within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, underwriter or other such Holder, partner or director, officer or controlling person of such underwriter or other Holder may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or other Holder, partner, officer, director or controlling person of such other Holder or underwriter in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection
--------  -------
3.5(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; and provided further, that the total amounts
                                  -------- -------
payable in indemnity by a Holder under this Section 3.5(b) in respect of any Violation shall not exceed the net proceeds received by such Holder in the registered offering out of which such Violation arises.

               (c)  Notice.  Promptly after receipt by an indemnified party
                    ------
under this Section 3.5 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 3.5, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall
                             --------  -------
have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential conflict of interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 3.5, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 3.5.

               (d)  Defect Eliminated in Final Prospectus.  The foregoing
                    -------------------------------------
indemnity agreements of the Company and Holders are subject to the condition that, insofar as they relate to any Violation made in a preliminary prospectus but eliminated or remedied in the amended prospectus on file with the SEC at the time the registration statement in question becomes effective or the amended prospectus filed with the SEC pursuant to SEC Rule 424(b) (the "Final Prospectus), such indemnity agreement shall not inure to the benefit of any indemnified party if a copy of the Final Prospectus was furnished to the indemnified party and the indemnified party was required to, but did not, furnish the Final Prospectus to the person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act.

               (e)  Contribution.  In order to provide for just and equitable
                    ------------
contribution to joint liability under the Securities Act in any case in which either (i) any Holder exercising rights under this Agreement, or any controlling person of any such Holder, makes a claim for indemnification pursuant to this
Section 3.5 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 3.5 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling Holder or any such controlling person in circumstances for which indemnification is provided under this Section 3.5; then, and in each such case, the Company and such Holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such Holder is responsible for the portion represented by the percentage that the public offering price of its Registrable Securities offered by and sold under the registration statement bears to the public offering price of all securities offered by and sold under such registration statement, and the Company and other selling Holders are responsible for the remaining portion; provided, however,
                                                           --------  -------
that, in any such case, (A) no such Holder will be required to contribute more than the net proceeds received by such holder from all such Registrable Securities offered and sold by such Holder pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

               (f)  Survival.  The obligations of the Company and Holders
                    --------
under this Section 3.5 shall survive the completion of any offering of Registrable Securities in a registration statement, and otherwise.

          3.6  "Market Stand-Off" Agreement.  Each Holder hereby agrees that it
                ---------------------------
shall not, to the extent requested by the Company or an underwriter of securities of the Company, sell or otherwise transfer or dispose of any Registrable Securities or other shares of stock of the Company then owned by such Holder (other than to donees or partners of the Holder who agree to be similarly bound) for up to 180 days following the effective date of a registration statement of the Company filed under the Securities Act; provided,
                                                                      --------
however, that:
-------

               (a) such agreement shall be applicable only to the first such registration statement of the Company which covers securities to be sold on its behalf to the public in an underwritten offering but not to Registrable Securities sold pursuant to such registration statement; and

               (b) all executive officers and directors of the Company then holding Common Stock of the Company enter into similar agreements.

In order to enforce the foregoing covenant, the Company shall have the right to place restrictive legends on the certificates representing the shares subject to this Section and to impose stop transfer instructions with respect to the Registrable Securities and such other shares of stock of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period. Each Holder further agrees that the provisions of this Section 3.6 shall be applicable to any transferee of shares from such Holder and such transferee as a condition of the transfer shall agree to this
Section 3.6 and that this Section 3.6 shall be applicable to all subsequent transferees.

          3.7  Rule 144 Reporting.  With a view to making available the benefits
               ------------------
of certain rules and regulations of the Commission which may at any time permit the sale of the Registrable

Securities to the public without registration, after such time as a public market exists for the Common Stock of the Company, the Company agrees to:

               (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

               (b) Use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

               (c) So long as a Holder owns any Registrable Securities, to furnish to the Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to the reporting requirements of the Exchange Act), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration (at any time after the Company has become subject to the reporting requirements of the Exchange Act).

          3.8  Limitations on Subsequent Registration Rights.  From and after
               ---------------------------------------------
the date of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the Registrable Securities then outstanding enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder (a) to include such securities in any registration filed under this
Section 3 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of his securities will not reduce the amount of the Registrable Securities of the Holders which is included, or (b) to allow such holder or prospective holder the right to initiate a registration.

          3.9  Assignment of Registration Rights.  The rights of a Shareholder
               ---------------------------------
under this Section 3 may be assigned by any party who is a partnership to any of its partners and to any party who acquires a minimum of 100,000 shares of Registrable Securities or shares of Series A Preferred, Series B Preferred, Series C Preferred, Series D Preferred, Series E Preferred, Series F Preferred and Series G Preferred convertible into a minimum of 100,000 shares of Registrable Securities in a transfer not involving a distribution or offering of such shares to the public and not made pursuant to Rule 144 promulgated under the Securities Act, who agrees in writing with the Company to be bound by all of the provisions of this Section 3.

          3.10  Termination of Registration Rights.  The registration rights
                ----------------------------------
granted pursuant to this Section 3 will terminate at the earlier of ten years after the Company's Initial Public Registration (as defined in Section 2.2) or, with respect to any Holder, at such time after two years (or in the case of a Holder owning at least 100,000 shares of Registrable Securities after three years) after the Company's Initial Public Registration as all Registrable Securities held by such Holder and such Holder's affiliates may be resold in a ninety (90) day period under Rule 144.

      4.  RIGHT OF FIRST OFFER TO SUBSCRIBE TO NEW ISSUANCES.
          --------------------------------------------------

          4.1   General.  Each Shareholder shall have the right of first offer
                -------
to purchase New Securities (as defined in Section 4.3 below) that the Company may, from time to time, propose to sell and issue, as provided in this Section 4.

          4.2   Mechanics of Right.  In the event that the Company proposes to
                ------------------
issue New Securities, it shall give each Shareholder written notice (the "Company Notice") of its intention to issue such New Securities, describing the
 --------------
type of New Securities, the number of New Securities the Company proposes to issue, and the price and the general terms upon which the Company proposes to issue such New Securities.

                (a)  Pro Rata Rights.  Each Shareholder shall have twenty (20)
                     ---------------
days after the date of the giving of the Company Notice to agree to purchase up to its Pro Rata Share (as defined in Section 4.3 below) of the New Securities offered by the Company Notice for the price and upon the general terms specified in the Company Notice by giving to the Company within such twenty day period, written notice (a "Purchase Notice") stating its election to purchase New
                   ---------------
Securities and the quantity of New Securities the Shareholders elect to purchase (not to exceed such Shareholder's Pro Rata Share).

                (b)  Company Right.  In the event that the Shareholders fail to
                     -------------
exercise in full its right of first offer under this Section 4 within the time periods required as set forth above in this Section 4, then the Company shall have the right, for 180 days thereafter, to sell the New Securities with respect to which the rights of first offer under this Section 4 were not exercised, at a price and upon general terms no more favorable to the purchasers thereof than specified in the Company Notice. In the event that the Company has not sold the New Securities within such 180 day period, the Company shall not thereafter issue or sell any New Securities without again first offering such New Securities to the Shareholders pursuant to this Section 4.

          4.3  Certain Definitions.  For the purposes of this Section 4:
               -------------------

               (a)  "New Securities" shall mean any shares of the Company's
                     --------------
Common Stock or Preferred Stock, of any class or series, whether now authorized or not, and rights, options or warrants to purchase such Common Stock or Preferred Stock, and securities of any type whatsoever that are, or may become, convertible or exchangeable into such Common Stock or Preferred Stock; provided,
                                                                       --------
however, that the term "New Securities" does not include:
-------                                      ---

                    (i) shares of the Company's Common Stock (and/or related options to purchase Common Stock) issued to employees, officers, directors or consultants, independent contractors or advisers of the Company pursuant to incentive agreements or plans approved by the Board of Directors of the Company;

                    (ii) securities issuable upon conversion of or with respect to Series A Preferred, Series B Preferred, Series C Preferred, Series D Preferred, Series E Preferred, Series F Preferred or Series G Preferred;

                    (iii) shares of the Company's Common Stock or Preferred Stock issued in connection with any stock split, subdivision, stock dividend, reverse stock split, combination or reclassification of the Company's shares;

                    (iv) securities offered to the public pursuant to a registration statement filed under the Securities Act;

                    (v) securities issued by the Company pursuant to the acquisition of another corporation or entity by the Company by merger, purchase of substantially all of the assets, or other reorganization after which the Company owns not less than a majority of the voting power of such other corporation or a majority of the ownership of such other entity; or

                    (vi) securities issued to any real property lessor, any equipment lessor, or any bank or other lending institution in connection with such entity providing funds to the Company.

               (b)  The "Pro Rata Share" of a Shareholder for purposes of this
                         --------------
Section 4 shall be calculated as of the date of the relevant Company Notice and shall be the ratio of:

                    (i) the sum of (A) the number of outstanding shares of Common Stock then held by the Shareholder plus (B) the number of shares of Common Stock issuable upon conversion in full of all shares of outstanding Preferred Stock of the Company then held by such Shareholder; to

                    (ii) the sum of (A) the total number of shares of Common Stock then outstanding held by all Shareholders, plus (B) the total number of shares of Common Stock issuable upon conversion in full of all Preferred Stock of the Company then outstanding held by all Shareholders.

          4.4  Termination.  The rights of first offer under this Section 4
               -----------
shall not apply to and shall terminate immediately before the closing of the Company's Initial Public Registration.

          4.5  Assignment of Right of First Offer.  The rights of a Shareholder
               ----------------------------------
under this Section 4 may be assigned by any party who is a partnership to any of its partners and to any party who acquires a minimum of 100,000 shares of Series A Preferred, Series B Preferred, Series C Preferred, Series D Preferred, Series E Preferred, Series F Preferred or Series G Preferred and/or Common Stock into which such shares of Preferred Stock have been converted.


     5.   RIGHT OF FIRST REFUSAL.
          ----------------------

          5.1  Company's Right of First Refusal.  The Company shall have a right
               --------------------------------
of first refusal (the "Right of First Refusal") on the terms set forth in this
                       ----------------------
Section 5 to purchase shares of the Company's Registrable Securities which the Shareholder proposes to sell, assign, transfer or otherwise dispose of.

          5.2  Definitions.  As used in this Section 5, any sale, assignment,
               -----------
transfer or other disposition of the Company's Registrable Securities by the Holder is referred to as a "Transfer"; any shares of Registrable Securities of
                            --------
the Company which the Shareholder proposes to transfer are referred to as "Transfer Stock"; and the person to whom the Shareholder proposes to Transfer
 --------------
any shares of Registrable Securities is referred to as a "Transferee".
                                                          ----------

          5.3  Notice.  In the event the Shareholder proposes to Transfer any
               ------
shares of the Company's Registrable Securities, the Shareholder shall deliver a "Notice of Proposed Transfer" to the Company. This Notice of Proposed Transfer
 ---------------------------
shall set forth (i) the Shareholder's bona fide intention to Transfer the shares, (ii) the number of shares the Shareholder proposes to Transfer, (iii) the price and material terms and conditions on which the Shareholder proposes to Transfer such shares, and (iv) the name of the proposed Transferee.

          5.4  Election of Right of First Refusal.
               ----------------------------------

               (a) The Company shall have the assignable Right of First Refusal to purchase all shares of Transfer Stock. In order to elect its Right of First Refusal hereunder, the Company shall deliver a written Company Notice of Election to the Shareholder within fifteen (15) days after delivery to the Company of the Notice of Proposed Transfer. The Company Notice of Election shall specify the number of shares of Transfer Stock that the Company elects to purchase. The Company shall pay for such shares of Transfer Stock within thirty
(30) days after delivery to the Company of the Notice of Proposed Transfer.

               (b) In the event the Company declines to exercise its Right of First Refusal as to all of the shares of Transfer Stock, the Company may assign its rights hereunder to an assignee of its choice. Any purchase made by such assignee shall be made within forty-five (45) days after delivery to the Company of the Notice of Proposed Transfer.

               (c) All shares of Transfer Stock must be purchased for the price as is specified in the Notice of Proposed Transfer. If the terms of payment set forth in the Notice of Proposed Transfer provide that the shares are to be Transferred for consideration other than cash, then the Company shall pay the fair market value for the shares of Transfer Stock to be purchased, determined as provided in Section 5.5 hereof. At the option of the Company or its assignee, payment may be made in cash, by cancellation of any outstanding indebtedness owing by the Shareholder to the Company or such assignee, or by a combination thereof.

          5.5  Determination of Fair Market Value.  The determination of fair
               ----------------------------------
market value of any shares of Transfer Stock purchased by the Company shall be determined by the Board of Directors of the Company in good faith.

          5.6  Permitted Transfers.  Any Transfer Stock which is not purchased
               -------------------
pursuant to the Right of First Refusal may be Transferred by the Shareholder to any person named in the Notice of Proposed Transfer. Such Transfer Stock must be sold at the price specified in the Notice of Proposed Transfer, and upon other terms and conditions not materially different than those specified in the Notice of Proposed Transfer. Any Transfer permitted under this Section 5.6 must be consummated within ninety (90) days after the date of delivery of the Notice of Proposed Transfer to the Company and the Purchasers.

          5.7  Exempt Transfers.  The provisions of this Agreement shall not
               ----------------
apply to a Transfer of shares of Transfer Stock by the Shareholder to its estate, to ancestors, descendants or spouse, or any custodian or trustee for the account of the Shareholder or its ancestors, descendants or spouse or the transfer of shares of Transfer Stock by a corporate shareholder to any or all of its shareholders or by a partnership shareholder to any or all of its partners or former partners; provided that in each such case any such Transferee shall receive and hold the Transfer Stock subject to the provisions of this Agreement and there shall be no further Transfer of such shares unless in accordance herewith.

          5.8  No Transfer on Corporate Books.  The Company shall not be
               ------------------------------
required (i) to transfer on its books any shares of its capital stock which shall have been sold or transferred in violation of any of the provisions of this Agreement, or (ii) to treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares shall have been so transferred.

          5.9  Termination.  The Rights of First Refusal under this Section 5
               -----------
shall not apply to and shall terminate immediately before the Company's Initial Public Registration.

     6.   SHAREHOLDER CONFIDENTIALITY.
          ---------------------------

          Each Shareholder hereby agrees to safeguard against disclosure to third parties all confidential information concerning the business of the Company that may be disclosed to such Shareholder by reason of such Shareholder's access to the books, records, properties or personnel of the Company before or after the date hereof (collectively, "Company Confidential
                                                        --------------------
Information") by using reasonable secrecy measures and in no event less than the
-----------
same degree of care as such Shareholder uses for such Shareholder's own similar proprietary information. However, a Shareholder shall not be obligated to maintain any such Company Confidential Information in confidence to the extent that: (i) the Company Confidential Information is or becomes public knowledge other than through the fault of such Shareholder; (ii) the Company Confidential Information is or becomes available on an unrestricted basis to such Shareholder from a source other than the Company; or (iii) the Company Confidential Information is required to be disclosed by such Shareholder, under a court order or governmental action, provided that such Shareholder provides not less than ten (10) days' prior written notification to the Company of such obligation and seeks, or allows the Company to seek, an appropriate protective order, and provided further that disclosure solely pursuant to this clause (iii) shall not release a Shareholder from such Shareholder's obligation to maintain confidentiality.

     7.   BOARD OF DIRECTORS.
          ------------------

     Each Shareholder acknowledges that: the holders of the Common Stock, voting as a separate class, shall be entitled to elect one (1) director of the Corporation. The holders of the Series A Preferred, voting as a separate class, shall be entitled to elect one (1) director of the Corporation. The holders of the Series B Preferred and Series C Preferred, voting together as a single class, shall be entitled to elect one (1) director of the Corporation. The holders of the Series D Preferred, voting as a separate class, shall be entitled to elect two (2) directors of the Corporation. The holders of the Series G Preferred, voting as a separate class, shall be entitled to elect one (1) director of the Corporation. The holders of the Common Stock, the Series A Preferred, the Series B Preferred, the Series C Preferred, the Series D Preferred, the Series E Preferred, the Series F Preferred, and the

Series G Preferred, voting together as a single class, shall be entitled to elect four (4) directors of the Corporation.

     8.   ANTIDILUTION RIGHTS.
          -------------------

     In the event that the Company grants to any purchaser of its securities antidilution rights more favorable to such purchaser than the antidilution rights of the holders of Series C Preferred, Series D Preferred, Series E Preferred, Series F Preferred or Series G Preferred the Company shall take such actions as are necessary to grant to the holders of Series C Preferred, Series D Preferred, Series E Preferred, Series F Preferred and Series G Preferred equivalent antidilution rights.

     9.   MISCELLANEOUS.
          -------------

          9.1  Successors and Assigns.  The terms and conditions of this
               ----------------------
Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties.

          9.2  Governing Law.  This Agreement shall be governed by and construed
               -------------
under the internal laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California, without reference to principles of conflict of laws or choice of laws.

          9.3  Counterparts.  This Agreement may be executed in counterparts,
               ------------
each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          9.4  Headings.  The headings and captions used in this Agreement are
               --------
used for convenience only and are not to be considered in construing or interpreting this Agreement.

          9.5  Notices.  Unless otherwise provided, any notice required or
               -------
permitted under this Agreement shall be given in writing and shall be deemed effectively given (i) upon personal delivery to the party to be notified, (ii) one (1) business day after delivery via facsimile or (iii) three (3) days after deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the Company at its principal place of business and to the Shareholders at their respective addresses as shown on the stock records of the Company.

          9.6  Amendments and Waivers.  Any term of this Agreement may be
               ----------------------
amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and Shareholders holding a majority of the shares of Series A Preferred, Series B Preferred, Series C Preferred, Series D Preferred, Series E Preferred, Series F Preferred, Series G Preferred and/or Common Stock into which such shares of Preferred Stock have been converted, voting together as a class, provided that such amendment or waiver affects each class of stock equally. In the event that such amendment or waiver would affect classes of the Company's stock differently, then Shareholders holding a majority of the shares of each class of stock affected, voting as separate classes, must also approve such amendment or waiver. In the event of a subsequent closing with an investor as provided for in Section 1.2 of that certain Series G Preferred Stock Purchase Agreement, dated of even date herewith, by and among the Company and the investors named therein, such investor shall become a party to this Agreement as a "Shareholder" upon receipt from such investor of a fully executed signature page hereto.

          9.7  Severability.  If one or more provisions of this Agreement are
               ------------
held to be unenforceable under applicable law, such provision(s) shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms to the maximum extent possible.

          9.8  Entire Agreement.  This Agreement, together with all exhibits and
               ----------------
schedules hereto, constitutes the entire understanding and agreement of the parties with respect to the subject matter hereof and supersedes all prior negotiations, correspondence, agreements, understandings, duties or obligations among the parties with respect to the subject matter hereof.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


TUT SYSTEMS, INC.
a California corporation


By:____________________________

Name:__________________________

Title:_________________________


SHAREHOLDERS


By:____________________________

Name:__________________________

Title:_________________________



       **FOURTH AMENDED AND RESTATED SHAREHOLDERS' RIGHTS AGREEMENT ***

                                   EXHIBIT A

        SHAREHOLDERS OF SERIES A, SERIES B AND SERIES C PREFERRED STOCK
        ---------------------------------------------------------------

Keith L. Agre

Katsuei Aoyagi

Robert J. Arthur

Bass Associates

Elijah Carter, M.D.
Pension Plan FBO

Janet Carter and Elijah Carter,
  Trustees of the Elijah and Janet Carter
  Revocable Trust dated July 12, 1991

Cazenove & Company

Center for Digestive Disorders Medical
  Group Inc. Money Purchase Pension and
  Profit Sharing Plan Trust
  FBO Richard I. Levine

Roger N. Cooper & Nancy S. Cooper,
Trustees of the Cooper Family Living Trust dated December 2, 1992, General Partner of the C&W Family Enterprise

Ron and Zorrelle Cornell

Donald R. Dixon

Richard H. Foster

Martin & Selma Graham,
  Trustees for the Graham 1987 Revocable
  Trust

Charles Gray, as Trustee of the Charles M.
  Gray Revocable Living Trust Dated
  July 29, 1985

Harry J. Gray

Richard L. Greene

John Q. Hearne

Lee Herzikoff

HMB 1991 Gift Trust
Trustees:  Gilda R. Buchbinder &
  Allan B. Muchin

Individuals' Venture Fund (1995) L.P.

Maryellie K. Johnson,
  Separate Property

Woodward Kingman

Howard A. Lee and Donna R. Lee
TTEES FBO The Howard Lee
  and Donna Lee Family Trust
  Dated 4/13/93

Irwin Lieber

Walter Jr. and Karen Loewenstern,
Trustees of the Loewenstern Family
  Community Property Trust U/D/T
  dated 2/19/90

John J. & Judy Machado

Robert B. Marshall

James K. McWilliams & Anne G.
McWilliams as Tenants in Common
2288 Broadway #8
San Francisco, CA 94115

Merrill Lynch, Pierce, Fenner &
  Smith FBO Allan Littman IRA 270-87k09
3840 S. Wadsworth Blvd.
Lakewood, CO  80235

Peter S. Redfield & Alice D. Redfield,
  Trustees under Trust Agreement dated
  January 2, 1979, as amended

Rosetree Partners General Partnership

Dennis E. & Renee R. Ross,
Trustees for the Dennis E. and Renee R. Ross
  Intervivos Trust

Slayton & Associates, Inc.

Stanley Sokoloff

Edward Spivak & K.M. Spivak
  as Community Property

George & Helene Strauss

Arthur H. & Fredna C. Stromberg

Edwin H. Taylor

Matthew Taylor

Danielson Trust Company,
  TTEE FBO Edwin H. Taylor

James H. Trevor

Wedbush Morgan Securities CUST
  FBO Herbert Wenks

WS Investments

Charles P. Wernig

                                   EXHIBIT B

                   SHAREHOLDERS OF SERIES D PREFERRED STOCK
                   ----------------------------------------

Keith L. Agre

Patricia B. Arthur

Bass Associates

Michael Boyle

Peter T. Boyle

Gold Medal Enterprises, Inc.
  Profit Sharing Plan

Janet Carter and Elijah Carter,
  Trustees of the Elijah and Janet Carter
  Revocable Trust, dated July 12, 1991

Cassin Family Partners, a California
  Limited Partnership

Brendan Joseph Cassin and Isabel B. Cassin,
  Trustees of the Cassin Family Trust
  U/D/T dated January 31, 1996

James A. Chafoulias

Andrew Chase and Laura Chase
  TTEES of the Chase 1991 Revocable Trust
  DTD 4-2-91

Chickering, Crist, Fritschi, and Rowe, Inc.
  Profit Sharing Plan

City Capital Corporation

Tillie Cohen, Trustor of the Tillie Cohen 1995
  Revocable Trust Dated December 1, 1995

Roger N. Cooper & Nancy S. Cooper,
  Trustees of the Cooper Family Living Trust dated December 2, 1992

The Cowan Family Partnership

Robert S. Cowan

Robert T. Crist and Susan F. Crist,
  Trustees under the 1990 Crist Trust Dated
  March 9, 1990

Harbor Bank as Custodian FBO:  Susan Crist
  IRA

Harbor Bank as Custodian FBO:  Robert Crist
  IRA

Darier Hentsch Et Cie

Angelo Dellaporta, Trustee
Dellaporta Family Trust, Dtd. 8-16-82

Gerald C. Down

James Estill

Ferrier Lullian and CIE SA

John R. Fritschi, Jr.

John & Maureen Fritschi

Gael Growth Fund

Larry G. Gerdes

Leonard and Esther Goldsen

HMB 1991 Gift Trust, Trustees:
  Gilda R. Buchbinder & Allan B. Muchin

Philip A. Hadley

The Trustees of the Wallace R. Hawley
  and Alexandra Hawley Revocable Trust
  U/A/D 07/30/92

IAI Investment Funds IV, Inc.
(IAI Regional Fund)

IAI Investment Funds VI, Inc.
(IAI Emerging Growth Fund)

IAI Investment Funds VI, Inc.
(IAI Midcap Growth Fund)

IAI Investment Funds VII, Inc.
(IAI Growth & Income Fund)

IAI Investment Funds VIII, Inc.
(IAI Value Fund)

Paul K. Joas

Paul R. Kanin

Keating Technologies

Kathleen Kelly

Roy Kirkorian

Tom Kurvers

Maimon Leavitt & Peggy B. Leavitt
  Intervivos Family Trust

Howard & Donna Lee

Irwin Lieber

Donald A. Lucas

Donald L. Lucas, Successor Ttee
Profit Sharing Trust dated 1-1-84

Richard M. Lucas Cancer Foundation

Robert B. Marshall

William G. Marshall

Elizabeth M. McAllister

Mr. Joel Moline

Motete Corporation

Mr. Joseph Novogratz

Neil J. Obert

Robert J. & Marion E. Oster, Trustees
Oster Family Revocable Trust
  Dtd. 10-5-76, as amended

Mr. William O. Patterson

Alberto Perez

Neil Richardson

Rosetree Partners General Partnership

S and A Partners

St. Francis Growth Fund

Sand Hill Financial Company

Abraham Savitzky

Schloss Bros., L.P.

Merrill B. Shattuck

Dennis J. Sheehan

Arnold N. Silverman, Ttee
Silverman Family Trust, dtd. 6-2-88

David A. Smith & Carol A. Smith
  as TTEES under David A. Smith/
  Carol A. Smith Revocable Living Trust
  UTAD 7/6/93

Stanford University

Arthur H. & Fredna C. Stromberg

Eric M. Sutherland

Triple T. Partnership

Vanguard IV, L.P.

Dennis Vaske

Gregory and Elizabeth Vaughn

                                   EXHIBIT C

                   SHAREHOLDERS OF SERIES E PREFERRED STOCK
                   ----------------------------------------

9600 Partners

Thomas D. Anderson

APEX Investment Fund II, L.P.

Argentum Capital Partners, L.P.

Patricia Arthur

Robert Arthur

Bolander Brothers, L.P.

Frederick Bolander, IRA

Michael Boyle

Peter T. Boyle

B.J. Cassin & Isabel B. Cassin
  Trustees of the Cassin Family Trust

Andrew Chase and Laura Chase
  TTEEs Chase 1991 Revocable Trust

Chickering, Crist, Fritschi and Rowe
  Profit Sharing Plan

Tillie Cohen, Trustor of the Tillie Cohen 1995
  Revocable Trust Dated December 1, 1995

Cooper Family Trust

Richard Earnest

John R. Eickhoff

Environmental Private Equity Fund II

Thomas A. Foster

John R. Fritschi, Jr.

Larry Gerdes

Leonard & Esther Goldsen

Harry Gray

IAI Investment Funds VI, Inc.
  (IAI Emerging Growth Fund)

IAI Investment Funds IV, Inc.
  (IAI Regional Fund)

Paul R. Kanin

LMRN, L.P., a California LTD

Stella & Leonard Kleinrock
 Family Trust

Gary Kreman

John Kujvanhoven

Thomas Kurvers

Howard & Donna Lee

Donald Lucas

Elizabeth M. McAllister

Robert B. Marshall

William Marshall

Mutual Ventures of South Dakota

William O. Patterson

The Productivity Fund II

Rosetree Partners

Dr. William Sahlman

Abraham Savitzky

Schloss Bros., L.P.

Merrill B. Shattuck

Stanley Sokoloff

George & Helen Strauss

Eric M. Sutherland

Triple T Partnership

Vanguard IV, L.P.

Dennis Vaske

Wedbush Morgan Securities CUST
  FBO Herbert Wenks

                                   EXHIBIT D

                   SHAREHOLDERS OF SERIES F PREFERRED STOCK
                   ----------------------------------------

APEX Investment Fund II, L.P.

Apex Investment Fund III, L.P.

Venture Fund I, L.P.

AT&T Venture Fund II, L.P.

Brad Peery Capital Inc.

Brad Peery Capital Ventures, L.P.

Brendan Joseph Cassin and Isabel B. Cassin,
  Trustees of the Cassin Family Trust U/D/T dated January 31, 1996

John R. Eickhoff

Environmental Private Equity Fund II, L.P.

IAI Investment Funds VI, Inc.
  (IAI Emerging Growth Fund)

IAI Investment Funds IV, Inc.
  (IAI Regional Fund)

Individuals' Venture Fund (1994) L.P.

Individuals' Venture Fund (1995) L.P.

Stella and Leonard Kleinrock 1990 Trust
  (CUID 8/28/90)

Thomas J. Kurvers

LMRN, L.P., a California Limited Partnership

The Productivity Fund II, L.P.

Linda Seale

Merrill B. Shattuck

Spectrum Equity Investors, L.P.

Unterberg Harris InterActive Media Limited
  Partnership, C.V.

Vanguard IV, L.P.

Dennis Vaske

Velocity Technology and Communications
  Trust B

                                   EXHIBIT E

                   SHAREHOLDERS OF SERIES G PREFERRED STOCK
                   ----------------------------------------

MICROSOFT CORPORATION

ITOCHU INTERNATIONAL, INC.

VENTURE FUND I, L.P.

AT&T VENTURE FUND II, L.P.

SPECTRUM EQUITY INVESTORS, L.P.

VELOCITY TECHNOLOGY AND
COMMUNICATIONS TRUST B

IAI INVESTMENT FUND VI, INC. -- IAI
EMERGING GROWTH FUND

UNTERBERG, HARRIS INTERACTIVE
MEDIA LIMITED PARTNERSHIP C.V.

APEX INVESTMENT FUND II, LP

IAI INVESTMENT FUND IV, INC. --
IAI REGIONAL FUND

THE INDIVIDUALS' VENTURE FUND
(1994) L.P.

APEX INVESTMENT FUND III, LP

VANGUARD IV, L.P.

THE INDIVIDUALS' VENTURE FUND
(1995) L.P.

ARGENTUM CAPITAL PARTNERS, L.P.

BRAD PEERY CAPITAL INC.

RICHARD L. GREENE

JOHN R. FRITSCHI, JR. AND
MAUREEN L. FRITSCHI

ROBERT B. MARSHALL

CPQ HOLDINGS, INC.

ROBERT T. CRIST AND SUSAN F.
CRIST, TRUSTEES UNDER THE 1990
CRIST TRUST DATED MARCH 9, 1990

POINT COMMUNICATIONS COMPANY

CHASE 1991 REVOCABLE TRUST DTD
4-2-91, ANDREW OR LAURA CHASE,
TRUSTEE

CLAUDIA DENCKER

WILLIAM H. WARREN

INTEL CORPORATION

GIORGIO VANZINI

ENVIRONMENTAL PRIVATE EQUITY
FUND II, LP

THE PRODUCTIVITY FUND II, LP

PAUL R. KANIN

MERRILL B. SHATTUCK

GRAHAM 1987 REVOCABLE TRUST,
 MARTIN & SELMA GRAHAM,
 TRUSTEES

                                      -3-